                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY



                                                                          March 1, 2002
                                                                            Ownership
ALABAMA
-------
         Equity Corporation International (DE Corp.) Alabama subsidiaries
                  ECI Services, Inc. (DE Corp.) Alabama subsidiary

                           ECI Alabama Services, Inc. - - - - - - - - - - - - -100%
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
                  SCI Alabama Funeral Services, Inc. - - - - - - - - - - - - - 100%

ALASKA

         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiary
                  SCI Alaska Funeral Services, Inc. - - - - - - - - - - - - - -100%

ARIZONA

         Equity Corporation International (DE Corp.) Arizona subsidiaries
                  ECI Services, Inc. (DE Corp.) Arizona subsidiary

                        ECI Services of Arizona, Inc. (DE Corp.) Arizona subsidiary
                                 Parker Funeral Home, Inc. - - - - - - - - - - 100%
         SCI Funeral Services, Inc. (Iowa Corp.) Arizona subsidiaries
                  National Cremation Society, Inc. - - - - - - - - - - - - - - 100%
                  SCI Arizona Funeral Services, Inc. - - - - - - - - - - - - - 100%

ARKANSAS

         SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiary
                  SCI Arkansas Funeral Services, Inc. - - - - - - - - - - - - -100%

CALIFORNIA

         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                  SCI California Funeral Services, Inc. - - - - - - - - - - - -100%
                           CWFD, Inc. - - - - - - - - - - - - - - - - - - - - -100%
                           Eric H. Ramsey Enterprises, Inc. - - - - - - - - - -100%
                           Lakeside Memorial Lawn - - - - - - - - - - - - - - -100%
                           Mount Vernon Memorial Park - - - - - - - - - - - - -100%
                           Oak Hill Improvement Company - - - - - - - - - - - -100%
                           World Funeral Home - - - - - - - - - - - - - - - - -100%

COLORADO

         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiaries
                  SCI Colorado Funeral Services, Inc. - - - - - - - - - - - - -100%

CONNECTICUT

         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiaries
                  SCI Connecticut Funeral Services, Inc. - - - - - - - - - - - 100%

DELAWARE

         BestHalf.com, Inc. - - - - - - - - - - - - - - - - - - - - - - - - - --80%
         Christian Funeral Services, Inc. - - - - - - - - - - - - - - - - - - -100%
         Equity Corporation International - - - - - - - - - - - - - - - - - - -100%
                  ECI Capital Corporation - - - - - - - - - - - - - - - - - - -100%
                  ECI Services, Inc. - - - - - - - - - - - - - - - - - - - - - 100%

                          ECI Alabama Services, Inc. (AL Corp.) Delaware subsidiary
                                ECI-Chapel Hill, Inc. - - - - - - - - - - - - -100%
                          ECI Cemetery Management Services, Inc. - - - - - - - 100%
                          ECI Cemetery Services of Maryland, Inc. - - - - - - -100%

                                                                          March 1, 2002
                                                                            Ownership
                           ECI Cemetery Services of Oregon, Inc. - - - - - - - 100%
                           ECI Indiana Holdings, Inc. - - - - - - - - - - - - -100%
                                 ECI Services of Indiana, L.P. - - - - - - - -   1%
                                 ECI Indiana Holdings (LP), LLC - - - - - - - -100%
                                       ECI Services of Indiana, L.P. - - - - -  99%
                           ECI Management Services, Inc. - - - - - - - - - - - 100%
                           ECI-San Jose, Inc. - - - - - - - - - - - - - - - - -100%
                                 San Jose Funeral Home I (DE Partnership) - - --50%
                           ECI Services of Arizona, Inc. - - - - - - - - - - - 100%
                           ECI Services of Arkansas, Inc. - - - - - - - - - - -100%
                           ECI Services of California, Inc. - - - - - - - - - -100%
                           ECI Services of Connecticut, Inc. - - - - - - - - - 100%
                           ECI Services of Florida, Inc. - - - - - - - - - - - 100%
                           ECI Services of Georgia, Inc. - - - - - - - - - - - 100%
                           ECI Services of Illinois, Inc. - - - - - - - - - - -100%
                           ECI Services of Iowa, Inc. - - - - - - - - - - - - -100%
                           ECI Services of Louisiana, Inc. - - - - - - - - - - 100%
                           ECI Services of Maine, Inc. - - - - - - - - - - - - 100%
                           ECI Services of Massachusetts, Inc. - - - - - - - - 100%
                                 ECI-Carr Funeral Home, Inc. - - - - - - - - -  49%
                                 ECI-Fay McCabe Funeral Home, Inc. - - - - - -  49%
                                 ECI-Henderson Funeral Home, Inc. - - - - - - --49%
                                 ECI-Rapino Memorial Home, Inc. - - - - - - - --49%
                           ECI Services of Minnesota, Inc. - - - - - - - - - - 100%
                           ECI Services of Mississippi, Inc. - - - - - - - - - 100%
                           ECI Services of Missouri, Inc. - - - - - - - - - - -100%
                           ECI Services of New Hampshire, Inc. - - - - - - - - 100%
                           ECI Services of New Jersey, Inc. - - - - - - - - - -100%
                           ECI Services of New Mexico, Inc. - - - - - - - - - -100%
                           ECI Services of New York, Inc. - - - - - - - - - - -100%
                           ECI Services of North Carolina, Inc. - - - - - - - -100%
                           ECI Services of North Dakota, Inc. - - - - - - - - -100%
                           ECI Services of Ohio, Inc. - - - - - - - - - - - - -100%
                           ECI Services of Oklahoma, Inc. - - - - - - - - - - -100%
                           ECI Services of Pennsylvania, Inc. - - - - - - - - -100%
                           ECI Services of South Carolina, Inc. - - - - - - - -100%
                           ECI Services of South Dakota, Inc. - - - - - - - - -100%
                           ECI Services of Texas, Inc. - - - - - - - - - - - - 100%
                           ECI Services of Vermont, Inc. - - - - - - - - - - - 100%
                           ECI Services of Virginia, Inc. - - - - - - - - - - -100%
                           ECI Services of West Virginia, Inc. - - - - - - - - 100%
                           ECI Services of Wisconsin, Inc. - - - - - - - - - - 100%
                           Lake View Management Company, Inc. - - - - - - - - -100%
               Salvatore Air Transportation Corp. - - - - - - - - - - - - - - -100%
               SCI Aviation, Inc. - - - - - - - - - - - - - - - - - - - - - - -100%
               SCI Executive Services, Inc. - - - - - - - - - - - - - - - - - -100%
               SCI Finance Management Inc. - - - - - - - - - - - - - - - - - - 100%
               SCI Financial Services, Inc. - - - - - - - - - - - - - - - - - -100%
                     Making Everlasting Memories, L.L.C. - - - - - - - - - - - -80%
                     Purple Cross Insurance Agency, Inc. - - - - - - - - - - - 100%
                     SCI Investment Services, Inc. - - - - - - - - - - - - - - 100%
               SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                     Memorial Guardian Plans, Inc. - - - - - - - - - - - - - - 100%
                     SCI Funeral Services, Inc. - - - - - - - - - - - - - - - -100%
                     SCI Georgia Funeral Services, Inc. - - - - - - - - - - - -100%
                     SCI Indiana Holdings, Inc. - - - - - - - - - - - - - - - -100%
                           SCI Indiana Funeral Services, L.P. - - - - - - - - -  1%
                           SCI Indiana Holdings (LP), LLC - - - - - - - - - - -100%
                                  SCI Indiana Funeral Services, L.P. - - - - -  99%
                     SCI Iowa Funeral Services, Inc. (IA Corp.) Delaware subsidiary
                           SCI Iowa Finance Company - - - - - - - - - - - - - -100%

                                                                          March 1, 2002
                                                                            Ownership
               SCI Missouri Funeral Services, Inc. (MO Corp.)Delaware subsidiary
                           Missouri Commemorative Services, LLC - - - - - - - -100%
               SCI Ohio Funeral Services, Inc. (OH Corp.)Delaware subsidiary
                           Rose Hill Securities Company - - - - - - - - - - - -100%
               SCI Pennsylvania Funeral Services, Inc.(PA Corp.)Delaware subsidiary
                           Gabauer Funeral Home, Inc. - - - - - - - - - - - - -100%
               SCI Texas Funeral Services, Inc. - - - - - - - - - - - - - - - -100%
                           Texas Marker, L.P. - - - - - - - - - - - - - - - - -  1%
                           Professional Funeral Traditions, LLC - - - - - - - -100%
                                  Texas Marker, L.P. - - - - - - - - - - - - -  99%
                            CemCare, Inc. - - - - - - - - - - - - - - - - - - -100%
               SCI Virginia Funeral Services, Inc. (VA Corp.) Delaware subsidiaries
                           SCI Loan Services, LLC - - - - - - - - - - - - - - -100%
                                 PSI Funding, Inc. - - - - - - - - - - - - - - 100%
               SCI International Limited - - - - - - - - - - - - - - - - - - - 100%
                     Galahad Investment Corporation - - - - - - - - - - - - - --20%
                     Kenyon International Emergency Services, Inc. - - - - - - 100%
                     SCI Capital Holdings, Inc. - - - - - - - - - - - - - - - --70%
                     SCI Financing Corporation - - - - - - - - - - - - - - - - 100%
                     SCI GP1, LLC-(DE limited liability company) - - - - - - - 100%
                     SCI GP2, LLC-(DE limited liability company) - - - - - - - 100%
                     Nowell-Flippin Funeral Home (MS Partnership) - - - - -- -27.5%
                           Service Corporation International PLC (English Corp. 49%
               SCI Special, Inc. - - - - - - - - - - - - - - - - - - - - - - - 100%
                     Remembrance Memorial Traditions, LLC - - - - - - - - - - -100%
                           SCI Management L.P. - - - - - - - - - - - - - - - -  99%
                     SCI Administrative Services, LLC - - - - - - - - - - - - -100%
                           SCI Management L.P. - - - - - - - - - - - - - - - -  -1%
                                 International Funeral Services, Inc. - - - - -100%
                                 Dignity Memorial Network, Inc. - - - - - - - -100%
                     SCI Capital Corporation - - - - - - - - - - - - - - - - - 100%
                           Investment Capital Corporation (Texas Corp.) Delaware
                                 subsidiary IFC-YP, Inc. - - - - - - - - - - - 100%

DISTRICT OF COLUMBIA
--------------------
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiaries
                     Joseph Gawler's Sons, Inc. - - - - - - - - - - - - - - - -100%
                     Witzke Funeral Homes, Inc. - - - - - - - - - - - - - - - -100%

FLORIDA
-------
         Equity Corporation International (DE Corp.) Florida subsidiaries
                 ECI Services, Inc. (DE Corp.) Florida subsidiaries
                        ECI Services of Florida, Inc. (DE Corp.) Florida subsidiary
                                 San Jose Funeral Homes, Inc. - - - - - - - - -100%
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                     SCI Funeral Services of Florida, Inc. - - - - - - - - - - 100%
                           Florida Marker, LLC - - - - - - - - - - - - - - - - 100%
                           FM Cemetery, Inc. - - - - - - - - - - - - - - - - - 100%
                           Fountainhead Memorial Park, Inc. - - - - - - - - - -100%
                           Lakeview Memorial Gardens, Inc. - - - - - - - - - - 100%
                           Memorial Plans, Inc. - - - - - - - - - - - - - - - -100%

GEORGIA
-------
         Equity Corporation International (DE Corp.) Georgia subsidiaries
                  ECI Services, Inc. (DE Corp.) Georgia subsidiaries
                           ECI Cemetery Services of Georgia, Inc. - - - - - - -100%
                           ECI Cemetery Services of North Carolina, Inc. - - - 100%
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
             SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia subsidiary
                           SCI Georgia Land, Inc. - - - - - - - - - - - - - - -100%

                                                                          March 1, 2002
                                                                            Ownership
HAWAII
------
         SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                     SCI Hawaii Funeral Services, Inc. - - - - - - - - - - - - 100%
                          *Hawaiian Memorial Park Cemetery - - - - - - - - - - -0-
                                 Garden Life Plan, Ltd. - - - - - - - - - - - --50%
                                 Hawaiian Memorial Life Plan, Ltd. - - - - - - 100%


ILLINOIS
--------
         Equity Corporation International (DE Corp.) Illinois subsidiaries
                  ECI Services, Inc. (DE Corp.) Illinois subsidiaries
                           Lake View Memorial Gardens, Inc. - - - - - - - - - -100%
                                 Lake View Funeral Home, Inc. - - - - - - - - -100%
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiary
                     SCI Illinois Services, Inc. - - - - - - - - - - - - - - - 100%

IOWA
----
               SCI Funeral Services, Inc. - - - - - - - - - - - - - - - - - - -100%
                     Bunker's Eden Vale, Inc. - - - - - - - - - - - - - - - - -100%
                     SCI Iowa Funeral Services, Inc. - - - - - - - - - - - - - 100%

KANSAS
------
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiary
                     SCI Kansas Funeral Services, Inc. - - - - - - - - - - - - 100%

KENTUCKY
--------
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
                     SCI Kentucky Funeral Services, Inc. - - - - - - - - - - -  99%

LOUISIANA
---------
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
                     SCI Louisiana Funeral Services, Inc. - - - - - - - - - - -100%

MAINE
-----
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiary
                          SCI Maine Funeral Services, - - - - - - - - - - - - -100%

MARYLAND
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                     HFH, Inc. - - - - - - - - - - - - - - - - - - - - - - - - 100%
                           Burgee-Henss-Seitz Funeral Home, Inc. - - - - - - - 100%
                           Bradley-Ashton-Matthews Funeral Home, Inc. - - - - -100%
                           Charles S. Zeiler & Son, Inc. - - - - - - - - - - - 100%
                           Danzansky-Goldberg Memorial Chapels, Inc. - - - - - 100%
                           Edward Sagel Funeral Direction, Inc. - - - - - - - -100%
                           Fleck Funeral Home, Inc. - - - - - - - - - - - - - -100%
                           Gary L. Kaufman Funeral Home at
                                 Meadowridge Memorial Park, Inc. - - - - - - - 100%
                           Gary L. Kaufman Funeral Home Southwest, Inc. - - - -100%
                           Miller-Dippel Funeral Home, Inc. - - - - - - - - - -100%
                           Lemmon Funeral Home of Dulaney Valley, Inc. - - - - 100%
                           Loring Byers Funeral Directors, Inc. - - - - - - - -100%
                           Moran-Ashton Funeral Home, Inc. - - - - - - - - - - 100%
                           Sterling-Ashton-Schwab Funeral Home, Inc. - - - - - 100%
                           National Cremation Service, Inc. - - - - - - - - - -100%
                           Witzke Funeral Home of Catonsville, Inc. - - - - - -100%
                                 Witzke, Inc. - - - - - - - - - - - - - - - - 5.17%
                     SCI Maryland Funeral Services, Inc. - - - - - - - - - - - 100%
                           George Washington Cemetery Company, Inc. - - - - - -100%

                                                                          March 1, 2002
                                                                            Ownership
MASSACHUSETTS
-------------
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiaries
                  Affiliated Family Funeral Service, Inc. - - - - - - - - - - -100%
                        AFFS Boston, Inc. - - - - - - - - - - - - - - - - - - - 40%
                        AFFS North, Inc. - - - - - - - - - - - - - - - - - - - -30%
                        AFFS Norwood, Inc. - - - - - - - - - - - - - - - - - - -40%
                        AFFS Quincy, Inc. - - - - - - - - - - - - - - - - - - - 40%
                        AFFS South Coast East, Inc. - - - - - - - - - - - - - - 40%
                        AFFS South Coast West, Inc. - - - - - - - - - - - - - - 10%
                        AFFS West, Inc. - - - - - - - - - - - - - - - - - - - - 30%
                        Brunelle Funeral Home, Inc. - - - - - - - - - - - - - - 40%
                        Langone Funeral Home, Inc. - - - - - - - - - - - - - - -40%
                        Messier Funeral Home, Inc. - - - - - - - - - - - - - - -40%
                        Perlman Funeral Home, Inc. - - - - - - - - - - - - - - -40%
                        Pillsbury Funeral Homes, Inc. - - - - - - - - - - - - - 40%
                        Stanetsky Memorial Chapels, Inc. - - - - - - - - - - - -40%
                        Sullivan Funeral Homes, Inc. - - - - - - - - - - - - - -40%

MICHIGAN
--------
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiary
                  SCI Michigan Funeral Services, Inc. - - - - - - - - - - - - -100%

MINNESOTA
---------
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiaries
                  SCI Minnesota Funeral Services, Inc. - - - - - - - - - - - - 100%
                        Crystal Lake Cemetery Association - - - - - - - - - - -100%

MISSISSIPPI
-----------
         Equity Corporation International (DE Corp.) Mississippi subsidiaries
                  ECI Services, Inc. (DE Corp.) Mississippi subsidiaries
                        ECI Services of Mississippi, Inc.(DE Corp.) Mississippi
                              subsidiaries Nowell Funeral Homes, Inc. - - - - -100%
                                    Nowell-Flippin Funeral Home
                                    (MS Partnership) - - - - - - - - - - - - -7.83%
                              Nowell Funeral Services, Inc. of Kosciusko,
                              Mississippi - - - - - - - - - - - - - - - - - - -100%
                                    Nowell-Flippin Funeral Home
                                    (MS Partnership) - - - - - - - - - - - - 15.67%
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiary
                  SCI Mississippi Funeral Services, Inc. - - - - - - - - - - - 100%

MISSOURI
--------
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
                  SCI Missouri Funeral Services, Inc. - - - - - - - - - - - - -100%
                        Memorial Guardian Plans, Inc. - - - - - - - - - - - - -100%
                        Missouri Commemorative Services, LLC - - - - - - - - - 100%

NEBRASKA
--------
         Equity Corporation International (DE Corp.) Nebraska subsidiaries
                  ECI Services, Inc. (DE Corp.) Nebraska subsidiary
                        ECI Services of Nebraska, Inc. - - - - - - - - - - - - 100%
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
                  SCI Nebraska Funeral Services, Inc. - - - - - - - - - - - - -100%

NEVADA
------
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
                  SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
                        SCI Texas Finance Company - - - - - - - - - - - - - - -100%

                                                                          March 1, 2002
                                                                            Ownership
NEW JERSEY
----------
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
                  SCI New Jersey Funeral Services, Inc. - - - - - - - - - - - -100%
                        Garden State Crematory, Inc. - - - - - - - - - - - - - 100%
                        Wien & Wien, Inc. - - - - - - - - - - - - - - - - - - -100%

NEW MEXICO
----------
         Equity Corporation International (DE Corp.) New Mexico subsidiaries
                  ECI Services, Inc. (DE Corp.) New Mexico subsidiaries
                        ECI Services of New Mexico, Inc. (DE Corp.) New Mexico
                               subsidiaries Southwest Commemorative Services,
                               Inc. - - - - - - - - - - - - - - - - - - - - - - 44%
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                  SCI New Mexico Funeral Services, Inc. - - - - - - - - - - - -100%
                        Southwest Commemorative Services, Inc. - - - - - - - -  56%
                  Memorial Guardian Plans, Inc. (DE Corp) New Mexico subsidiary
                        Ensure Agency of New Mexico, Inc. - - - - - - - - - - -100%

NEW YORK
--------
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
                  SCI Funeral Services of New York, Inc. - - - - - - - - - - - 100%
                        Chas. Peter Nagel Inc. - - - - - - - - - - - - - - - - 100%
                        I. J. Morris, Inc. - - - - - - - - - - - - - - - - - - 100%
                        Marsellus Casket Company, Inc. - - - - - - - - - - - - 100%
                        New York Funeral Chapels, Inc. - - - - - - - - - - - - 100%
                        New York Marker, LLC - - - - - - - - - - - - - - - - - 100%
                        Thomas M. Quinn & Sons, Inc. - - - - - - - - - - - - - 100%

NORTH CAROLINA
--------------
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
                  SCI North Carolina Funeral Services, Inc. - - - - - - - - - -100%

OHIO
----
         Equity Corporation International (DE Corp.) Ohio subsidiaries
                  ECI Services, Inc. (DE Corp.) Ohio subsidiaries
                            ECI Services of Ohio, Inc. (DE Corp.) Ohio subsidiaries
                              Green Hills Management, Inc. - - - - - - - - - - 100%
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
                  Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiaries
                        Ensure Agency of Ohio, Inc. - - - - - - - - - - - - - -100%
                  SCI Ohio Funeral Services, Inc. - - - - - - - - - - - - - - -100%
                        The Knollwood Cemetery Company - - - - - - - - - - - - 100%

OKLAHOMA
--------
         Equity Corporation International (DE Corp.) Ohio subsidiaries
                  ECI Services, Inc. (DE Corp.) Oklahoma subsidiaries
                           ECI Services of Oklahoma, Inc. (DE Corp.) Okla. subsidiaries
                               Memorial Park Association-A Trust - - - - - - - 100%
                              Sunny Lane Cemetery Property Trust - - - - - - - 100%
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                  AED, Inc. - - - - - - - - - - - - - - - - - - - - - - - - - -100%
                        Memorial Gardens Association - - - - - - - - - - - - - 100%
                        Rose Hill Burial Park, a Trust - - - - - - - - - - - - -90%
                  SCI Oklahoma Funeral Services, Inc. - - - - - - - - - - - - -100%
                           Memorial Park Cemetery of Bartlesville, Oklahoma,
                              A Business Trust - - - - - - - - - - - - - - - - 100%
                        Rose Hill Memorial Park Trust - - - - - - - - - - - - -100%
                        Sunset Memorial Park Cemetery Trust - - - - - - - - - -100%
                        SSP Limited Liability Company - - - - - - - - - - - - - 50%
                              SSP Insurance Agency, Inc. - - - - - - - - - - - 100%

                                                                          March 1, 2002
                                                                            Ownership
                     Memorial Guardian Plans, Inc. (DE Corp.) Oklahoma subsidiaries
                        Sentinel Security Plans, Inc.(VA Corp.) Oklahoma subsidiary
                                SSP Limited Liability Company - - - - - - - - - 50%

OREGON
------
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                  SCI Oregon Funeral Services, Inc. - - - - - - - - - - - - - -100%
                          Uniservice Corporation - - - - - - - - - - - - - - - 100%

PENNSYLVANIA
------------
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
               Memorial Guardian Plans, Inc.(Delaware Corp)Pennsylvania subsidiary
                        Ensure Agency of Pennsylvania, Inc. - - - - - - - - - -100%
                  SCI Pennsylvania Funeral Services, Inc. - - - - - - - - - - -100%
                        Auman Funeral Home, Inc. - - - - - - - - - - - - - - - 100%
                        Ed Melenyzer Co. - - - - - - - - - - - - - - - - - - - 100%
                        Funeral Corporation Pennsylvania - - - - - - - - - - - 100%
                              Laughlin Funeral Home, Ltd. - - - - - - - - - - -100%
                              Luther M. Kniffen, Inc. - - - - - - - - - - - - -100%
                              Rohland Funeral Home - - - - - - - - - - - - - - 100%
                        Harold B. Mulligan Co., Inc. - - - - - - - - - - - - - 100%
                        Stephen R. Haky Funeral Home, Inc. - - - - - - - - - - 100%
                        Theo. C. Auman, Inc. - - - - - - - - - - - - - - - - - 100%
                              Auman's, Inc. - - - - - - - - - - - - - - - - - -100%
                              Forest Hills Memorial Park, Inc. - - - - - - - - 100%
                              Francis F. Seidel, Inc. - - - - - - - - - - - - -100%
                              Memorial Services Planning Corporation - - - - - 100%

RHODE ISLAND
------------
         SCI Funeral Services, Inc. (Iowa corp.) Rhode Island subsidiary
                  SCI Rhode Island Funeral Services, Inc. - - - - - - - - - - -100%

SOUTH CAROLINA
--------------
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiary
                  SCI South Carolina Funeral Services, Inc. - - - - - - - - - -100%

TENNESSEE
---------
         Equity Corporation International (DE Corp.) Tennessee subsidiaries
                  ECI Services, Inc. (DE Corp.) Tennessee subsidiary
                        ECI Cemetery Services of Tennessee, Inc. - - - - - - - 100%
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                  SCI Tennessee Funeral Services, Inc. - - - - - - - - - - - - 100%
                        Lily of the Valley, Inc. - - - - - - - - - - - - - - - 100%
                        Lynnhurst Cemetery, Inc. - - - - - - - - - - - - - - - 100%
                        Memphis Memory Gardens, Inc. - - - - - - - - - - - - - 100%

TEXAS
-----
         Equity Corporation International (DE Corp.) Texas subsidiaries
                  ECI Services, Inc. (DE Corp.) Texas subsidiaries
                        Equity Corporation International of Texas - - - - - - -100%
                        JPH Properties, Inc. - - - - - - - - - - - - - - - - - 100%
                        Professional Funeral Associates, Inc. - - - - - - - - -100%
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                  SCI Texas Funeral Services, Inc. (DE Corp.) Texas subsidiaries
                        FHC Realty, Inc. - - - - - - - - - - - - - - - - - - - 100%
                        SCI Holdings of Texas, Inc. - - - - - - - - - - - - - -100%
                        Texas Marker, L.P. - - - - - - - - - - - - - - - - - - 100%
         SCI Special, Inc. (Delaware Corp.)
                  SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
                        Investment Capital Corporation - - - - - - - - - - - - 100%

                                                                          March 1, 2002
                                                                            Ownership
UTAH
----
         SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiaries
                  SCI Utah Funeral Services, Inc. - - - - - - - - - - - - - - -100%
                        Wasatch Land and Improvement Company - - - - - - - - - 100%
                        Wasatch Lawn Cemetery Association - - - - - - - - - - -100%

VIRGINIA
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
                  Memorial Guardian Plans, Inc. (Delaware Corp) Virginia subsidiary
                        Sentinel Security Plans, Inc. - - - - - - - - - - - - -100%
                  SCI Virginia Funeral Services, Inc. - - - - - - - - - - - - -100%

WASHINGTON
----------
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiary
                  SCI Washington Funeral Services, Inc. - - - - - - - - - - - -100%


WEST VIRGINIA
-------------
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
                  SCI West Virginia Funeral Services, Inc. - - - - - - - - - - 100%
                        Rosedale Cemetery Company - - - - - - - - - - - - - - -100%
                        Rosedale Funeral Chapel, Inc. - - - - - - - - - - - - -100%

WISCONSIN
---------
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiary
                  SCI Wisconsin Funeral Services, Inc. - - - - - - - - - - - - 100%



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